Neuberger Berman Income Funds®
       Investor and Trust Class Prospectuses

Supplement to each Prospectus dated February 28, 2004.

All Funds:

The following amends and supplements the Share Prices, Maintaining Your Account and Buying Shares subsections of the section entitled “Your Investment” in each Prospectus:

Every buy or sell order you place will be processed at the next share price to be calculated after your order has been accepted. Purchase orders are deemed “accepted” when Neuberger Berman Management Inc., the funds’ principal underwriter, has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the funds, your order is deemed accepted on the date you pre-selected on your SIP application for the systematic investments to occur.

The funds and Neuberger Berman Management Inc. reserve the right to suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order.

Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Securities Trust and Neuberger Berman Limited Maturity Bond Fund:

The following amends and supplements the Maintaining Your Account subsection of the section entitled “Your Investment” in each Prospectus:

        For the bond funds, dividends are first earned or accrued the day after your purchase order is accepted.

Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund and Neuberger Berman Limited Maturity Bond Fund:

The following replaces the first paragraph of the section entitled “Management” for each Fund:

MANAGEMENT

Theodore P. Giuliano and John E. Dugenske are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Giuliano is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. Prior to joining Neuberger Berman, Dugenske was the Director of Research and Trading and a managing director at another investment firm from 1998-2003. Giuliano and Dugenske have been co-managers of the fund since 1996 and 2004, respectively.

Neuberger Berman Municipal Securities Trust:

The following replaces the first and second paragraphs of the section entitled “Management” for the Fund:

MANAGEMENT

Theodore P. Giuliano is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Giuliano is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. He has co-managed the fund’s assets since 1996.

Thomas J. Brophy, Lori Canell and Kelly M. Landron are Vice Presidents of Neuberger Berman Management Inc. Brophy and Canell are also Managing Directors of Neuberger Berman, LLC. From 1998 to 2000, Brophy was a portfolio manager and credit analyst for Neuberger Berman, LLC. From 1997 to 1998, he was a portfolio manager at another investment firm. Canell has been a municipal bond portfolio manager at Neuberger Berman since 1995. From 1990 to 2000, Landron held positions in fixed income trading, analysis and portfolio management for Neuberger Berman, LLC. Brophy and Landron have co-managed the fund’s assets since 2000 and Canell since 2004.

Neuberger Berman Government Money Fund:

The following amends and supplements the section entitled “Investor Expenses” for the Fund and supercedes any information to the contrary:

INVESTOR EXPENSES

The voluntary expense cap limiting total annual operating expenses of the fund to 0.45% of average net assets is terminated as of July 1, 2004. Based on recent expenses and asset levels of the fund, the total annual operating expenses of the fund as of July 1, 2004 are expected to be approximately 0.62% of average net assets.

The date of this supplement is August 16, 2004.  This supplement supersedes the supplement dated July 1, 2004.